Exhibit 99.1

NASDAQ RSCR: April 2006

FORWARD-LOOKING STATEMENTS Except for historical information discussed, the statements made today are forward-looking statements that involve risks and uncertainties. Investors are cautioned that such statements are only predictions and that actual events or results may differ materially. In our filings under federal securities laws, including annual, periodic, and current reports, we identify important factors that could cause ResCare's actual results to differ from those anticipated in forward-looking statements. Please refer to the discussion of those factors in our filed reports. These forward-looking statements speak only as of this date. We undertake no obligation to publicly release the results of any revisions to the forward-looking statements made today, to reflect the events or circumstances after today or to reflect the occurrence of unanticipated events.

MISSION STATEMENT We at ResCare are dedicated and caring people who together form a human service company providing quality supports to enhance the lives of individuals. We commit to effectively manage our resources in order to fulfill our responsibilities to the people we support, our employees, our customers and our communities. We serve with respect, compassion and skill. Building Lives, Reaching Potential.

Business Overview

Overview of ResCare A leading provider of residential, training, educational and support services for people with disabilities and special needs. Provides services in 36 states, Canada and Puerto Rico Three operating segments: Community Services Nation's largest provider of services for individuals with mental retardation or other developmental disabilities Job Corps Training Services Educational and vocational skills training to assist 16-24 year old disadvantaged youth Employment Training Services Job training and employment placement to assist people entering or re-entering the workforce LTM 12/31/05 EBITDA = $75.1 million

Community Services 0.794 Job Corps Training Services 0.14 Employment Training Services 0.059 Other 0.007 Slice 6 Slice 7 Slice 8 Slice 9 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 Changing Revenue Mix - Due to WSG purchase Revenue Mix (LTM 12/31/05) Revenue Mix (Pro forma for ACS WSG purchase) Community Services 0.69 Job Corps Training Services 0.122 Employment Training Services 0.183 Other 0.006 Slice 6 Slice 7 Slice 8 Slice 9 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16

Geographic Presence 36 states, Canada & Puerto Rico PR Niagara-on-the-Lake, Ontario, Canada CA CO NE KS OK NM TX IL IN OH WV KY TN LA FL NY NJ MO GA AZ NC VA PA IA SC UT WA MS AL NV MI VT MD ID WI

Family Caregivers 2600000 Other 1400000 Residential Services 460000 Waiting Lists 100000 4.6 million people with developmental disabilities in U.S. Residential Services 490,000 Waiting Lists >100,000 Family Caregivers 2.8 million Other 1.4 million 25% of family caregivers 60 years old+ Community Services - Disabilities Demographics ResCare is the nations leading provider of residential, training, educational and support services for people with special needs.

ICF/MR Group Home ICF/MR Facility Periodic In-Home Services - (Double Digit Growth) (Over 40% are services to elderly) Staffed Waiver Home Host Home State Institution Supported Employment Day Habilitation Services Self Directed Services Community Services - Disabilities Delivery Models

Community Services - Disabilities Example Goals Personal hygiene: brush teeth Functional: shopping, taking the bus Vocational training Supported employment Day programs Periodic in-home services Group homes and supported living (4-8 individuals) Residential facilities ( > 10 people) Social training Functional training Vocational skills training Supported employment Emotional and psychological counseling Qualified mental retardation professional Support/service coordinators Physicians Psychologists Therapists Social workers Direct support professionals Human resources information system HCS billing system Kronos time and attendance system "Best In Class" quality assurance system ResCare quality way ResCare quality way ResCare quality way ResCare quality way ResCare quality way ResCare quality way ResCare quality way Individual Support Plan Support Systems Environments Professional Team Services

Community Services - Regional Operating Structure Executive Director Program Directors Finance Director Human Resources Accounts Payable Accounts Receivable/Billing House Manager Direct Support Professionals CORE OFFICE

Job Corps Training Services Second largest Job Corps contractor with 30 years experience Highest rated operator of Job Corps programs 17 centers in 9 states and Puerto Rico providing training services to approximately 7,000 people each day Only one center up for re-bid in each of 2006 and 2007 Low capital intensity Funding from the Department of Labor

Employment Training Services In January 2003, entered Employment Training Services market through acquisition of Arbor E&T which had 20 years of experience. Entered One-Stop market in December 2004 and have since become the largest One-Stop operator effective with the ACS WSG purchase in January 2006, adding approximately $165 million of annualized revenues. Over 150 career centers serving under-skilled persons in 18 states on a continuing basis with a goal of employment. Low capital intensity. Funding primarily from HHS and DOL to local and state agencies.

Revenue Growth and Reimbursement

Revenue Growth - 2006 ACS WSG purchase completed January 2006 - $165 million revenue in 2006 Overall target for organic growth of 3-4% annually, driven primarily by periodic services growth and various contract awards. Periodic in-home services - double digit growth trend expected to continue WeCare New York program increasing from $13 million in 2005 to approximately $25 million in 2006. Continue tuck-in transactions Reimbursement rate increases 2006 guidance includes current trend of 1% Increase generally effective third quarter of 2006

Acquisition Successes in 2005 and 2006 Targets are primarily smaller home care providers with higher margins Target acquisition purchase price to EBITDA ratio of 4.0x - 5.0x Opportunistically pursue larger acquisitions that meet long-term strategic goals Tuck-ins represent contra-cyclical opportunity 2003 completed 15 tuck-ins; annualized revenues $11 million 2004 completed 10 tuck-ins; annualized revenues $20 million 2005 completed 16 tuck-ins; annualized revenues of $22 million 2005 completed 3 strategic tuck-ins; annualized revenue of $29 million 2006 Acquisition - ACS Workforce Service Group - Revenue of approximately $165 million providing one-stop services for job seekers

Community Services Medicaid reimbursement in 28 state programs, no Medicare Each state has own reimbursement system State budgets have improved due to increased tax receipts Flat rates in 2002-2004, received approximately 1% rate increase in third quarter of 2005 Top 5 states Texas, Indiana, North Carolina, Kentucky, Georgia Company cost efficiencies reduce impact of rate fluctuations on growth and profitability Strong support Legislation Courts Arc Reimbursement Landscape Medicaid 0.78 Dept. of Labor 0.14 Others 0.08 Slice 6 Slice 7 Slice 8 Slice 9 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16

Historical Financial Overview

0.045 0.05 0.079 0.226 2003 2004 2005 2006 (E) EBITDAR 961 1009 1089 1335 Steady Revenue Growth - Recently Accelerating ($ in millions) Revenue % growth (E) Midpoint of Guidance range 4.5% 5.0% 7.9% 22.6%

2003 2004 2005 Cash Flow Operations 51.5 41.8 45.7 Capital Expenditure 14.1 16 14.2 Strong Cash Flow From Operations and Free Cash Flow ($ in millions) Cash Flow Operations Capital Expenditure * * Includes $12 million of tax refunds

Business Segments LTM 12/31/05 ($ in millions)

Historical Balance Sheet ($ in millions) * Target Total Debt / EBITDA is 2.5x or lower.

Summary of Outstanding Debt / Credit Availability $150 million 7.75% Senior Unsecured Notes due October 2013 $175 million Senior Secured Revolving Credit Facility Maturity is October 2010 Beginning margin is 175 bps with leverage based grid Also contains a $50 million accordion feature $60 million outstanding letters of credit as of 12/31/05 No borrowings as of 12/31/05 January 2006 purchase of ACS WSG partially funded by availability on revolver

FY 2003 1 FY 2004 FY 2005 1 Guidance 2006 3 Revenue $ 961 $ 1,009 $1,089 $1,320 - 1,350 Diluted EPS2 $0.60 $0.73 $0.91 $1.13 - 1.18 Actual results exclude specified items. Excludes impact of accounting for non-cash beneficial conversion feature in 2004. (3) Guidance as of March 2, 2006. HISTORICAL OPERATING RESULTS ($ in millions except EPS)

$ 115.7 $ 0.66 0.25 --- $ 0.91 RECONCILIATION NON-GAAP INFORMATION Net income Add: Specified Items: Capital/Refinancing related Less: Tax effect of specified items Non-GAAP net income Add: Depreciation and amortization Interest expense, net Income taxes EBITDA Facility rent EBITDAR EPS as reported Specified items above Non-cash beneficial conversion feature Non-GAAP EPS ($ in millions, except EPS) FY 2004 $ 21.5 --- --- 21.5 12.2 19.7 11.3 64.7 37.5 $ 102.2 $ 0.23 --- 0.50 $ 0.73 $ 95.1 $ 0.54 0.06 --- $ 0.60 FY 2003 $ 13.4 2.2 (0.8) 14.8 12.3 24.3 8.3 59.7 35.4 FY 2005 $ 21.2 11.9 (4.0) 29.1 13.9 17.4 14.7 75.1 40.6

NASDAQ RSCR: April 2006